UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 21, 2023

BETTER HOME & FINANCE HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-40143	93-3029990
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
3 World Trade Center
175 Greenwich Street, 57th Floor
New York, NY 10007
(Address of principal executive offices, including zip code)
(415) 523-8837
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BETR	The Nasdaq Stock Market LLC
Warrants exercisable for one share of Class A common stock at an exercise price of $11.50	BETRW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE
Domestication and Merger
As previously announced, Aurora Acquisition Corp., prior to the Domestication described below, a Cayman Islands exempted company with limited liability, company number 366813 (prior to the Business Combination described below “Aurora” and, after the Business Combination, “Better Home & Finance” or the “Company”), entered into an Agreement and Plan of Merger, dated as of May 10, 2021, as amended as of October 27, 2021, November 9, 2021, November 30, 2021, August 26, 2022, February 24, 2023 and June 23, 2023 (as amended, the “Merger Agreement”) by and among Aurora, Better Holdco, Inc., a Delaware corporation (“Better”) and Aurora Merger Sub I, Inc., formerly a Delaware corporation and wholly owned subsidiary of Aurora (“Merger Sub”).
On August 21, 2023, as contemplated by the Merger Agreement, and as described in the section titled “Domestication Proposal” beginning on page 248 of the final prospectus and definitive proxy statement, dated July 27, 2023 (the “Proxy Statement/Prospectus”), filed with the U.S. Securities and Exchange Commission (the “SEC”), Aurora filed a notice of deregistration with the Cayman Islands Registrar of Companies, together with the necessary accompanying documents, and filed a certificate of incorporation and a certificate of corporate domestication with the Secretary of State of the State of Delaware, under which Aurora was transferred by way of continuation from the Cayman Islands and domesticated as a Delaware corporation (the “Domestication”). As a result of and upon the effective time of the Domestication, (1) each of the then-issued and outstanding Class A ordinary shares, par value $0.0001 per share, of Aurora (the “Aurora Class A ordinary shares”) converted automatically, on a one-for-one basis, into a share of Class A common stock, par value $0.0001 per share, of Better Home & Finance (the “Better Home & Finance Class A common stock”), (2) each of the then-issued and outstanding Class B ordinary shares, par value $0.0001 per share, of Aurora (the “Aurora Class B ordinary shares”) converted automatically, on a one-for-one basis, into a share of Better Home & Finance Class A common stock, (3) a new class of non-voting stock, the Better Home & Finance Class C common stock, par value $0.0001 per share, was created (the “Better Home & Finance Class C common stock”) and a sufficient number of shares thereof authorized to effect the transactions contemplated under the Merger Agreement and under the Ancillary Agreements (as defined in the Merger Agreement), (5) each then-issued and outstanding warrant of Aurora converted automatically into a Better Home & Finance Warrant, pursuant to the Warrant Agreement, dated as of March 3, 2021, by and between Aurora and Continental Stock Transfer & Trust Company and (6) each then-issued and outstanding Aurora unit separated automatically into one share of Better Home & Finance Class A common stock and one-quarter of one Better Home & Finance Warrant.
Following the Domestication, on August 22, 2023, as previously announced and as contemplated by the Merger Agreement, and as described in the section titled “BCA Proposal” beginning on page 198 of the Proxy Statement/Prospectus, Merger Sub merged with and into Better, with Better surviving the merger (the “First Merger”) and Better merged with and into Aurora, with Aurora surviving the merger and changing its name to “Better Home & Finance Holding Company” (hereinafter referred to as “Better Home & Finance” or the “Company”) (such merger, the “Second Merger,” and together with the First Merger and the Domestication, the “Business Combination”).
The foregoing description of the Business Combination does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K (this “Report”), as well as Amendments No. 1, 2, 3, 4, 5, and 6 to the Merger Agreement, which are attached hereto as Exhibits 2.2-2.7 to this Report, and the amended and restated certificate of incorporation of Better Home & Finance (the “Amended and Restated Certificate of Incorporation”), each of which is incorporated herein by reference.
Item 3.03Material Modification to Rights of Security Holders.
Following the Domestication on August 21, 2023, immediately prior to the consummation of the Business Combination, the Company filed the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The material terms of the Amended and Restated Certificate of Incorporation and Better Home & Finance’s bylaws (the “Bylaws”) and the general effect upon the rights of holders of Better Home & Finance’s capital stock are discussed in the sections titled “Domestication Proposal” beginning on page 248 and

“Organizational Documents Proposal” beginning on page 251 of the Proxy Statement/Prospectus, which are incorporated by reference herein.
The disclosures set forth under the “Introductory Note,” in Item 1.01 and in Item 2.01 of this Report are also incorporated herein by reference. Copies of the Amended and Restated Certificate of Incorporation and the Bylaws are included as Exhibit 3.1 and 3.2, respectively, to this Report and are incorporated herein by reference.
Item 4.01Changes in Registrant’s Certifying Accountant.
(a)Dismissal of independent registered public accounting firm.
On August 22, 2023, the Audit Committee dismissed Marcum LLP (“Marcum”), the Company’s independent registered public accounting firm prior to consummation of the Business Combination, as the Company’s independent registered public accounting firm.
Marcum’s report on Aurora’s, the Company’s legal predecessor, financial statements as of December 31, 2022 and 2021 and for the years ended December 31, 2022 and December 31, 2021, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles, except for an explanatory paragraph regarding Aurora’s ability to continue as a going concern. During the fiscal years ended December 31, 2022 and December 31, 2021, and through June 30, 2023, there were no disagreements between Aurora or the Company, as applicable, and Marcum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreements in its reports on Aurora’s financial statements for such period. During the fiscal years ended December 31, 2022 and December 31, 2021, and through June 30, 2023, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act), other than the material weaknesses in Aurora’s internal controls over financial reporting identified by management related to the accounting for complex financial instruments and unusual transactions, including in connection with the classification of Aurora’s underwriters’ over-allotment option in connection with Aurora’s initial public offering, and reconciliations surrounding expenses paid by related parties and accounts payable, which resulted in the restatement of Aurora’s previously issued financial statements as of and for the fiscal year ended December 31, 2021 and the quarterly periods ended September 30, 2021, March 31, 2022, June 30, 2022 and September 30, 2022.
The Company has provided Marcum with a copy of the foregoing disclosures and has requested that Marcum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of Marcum’s letter, dated August 25, 2023, is filed as Exhibit 16.1 to this Report.
(b)Disclosures regarding the new independent registered public accounting firm.
On August 22, 2023, the Audit Committee approved the engagement of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm, subject to Deloitte’s customary client acceptance procedures and execution of an engagement letter. Deloitte served as independent registered public accounting firm of Better beginning in 2019. During the years ended December 31, 2022 and 2021 and the subsequent interim period through June 30, 2023, Aurora, the Company or Better, as applicable, did not consult with Deloitte with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on Aurora, the Company’s or Better’s financial statements, and neither a written report nor oral advice was provided to Aurora, the Company or Better, as applicable, that Deloitte concluded was an important factor considered by Aurora, the Company or Deloitte, as applicable, in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any other matter that was the subject of a disagreement or a reportable event (each as defined above).
Item 5.03Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.
Following the Domestication on August 21, 2023, immediately prior to the consummation of the Business Combination, the Company filed the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The material terms of the Amended and Restated Certificate of Incorporation and the

Bylaws and the general effect upon the rights of holders of Better Home & Finance’s capital stock are discussed in the sections titled “Domestication Proposal” beginning on page 248 and “Organizational Documents Proposal” beginning on page 251, which are incorporated by reference herein.
The disclosures set forth under the “Introductory Note” of this Report are also incorporated herein by reference. Copies of the Amended and Restated Certificate of Incorporation and the Bylaws are included as Exhibit 3.1 and 3.2, respectively, to this Report and are incorporated herein by reference.
(d)Exhibits:

		Incorporated by Reference
Exhibit	Description	Form	Exhibit	Filing Date
2.1*	Agreement and Plan of Merger, dated as of May 10, 2021, by and among Aurora Acquisition Corp., Aurora Merger Sub I, Inc. and Better Holdco, Inc.	8-K	2.1	May 14, 2021
2.2	Amendment No. 1 to the Agreement and Plan of Merger, dated as of October 27, 2021, by and among Aurora Acquisition Corp., Aurora Merger Sub I, Inc. and Better Holdco, Inc.	8-K	2.1	October 29, 2021
2.3	Amendment No. 2 to the Agreement and Plan of Merger, dated as of November 9, 2021, by and among Aurora Acquisition Corp., Aurora Merger Sub I, Inc. and Better Holdco, Inc.	S-4/A	2.4	November 12, 2021
2.4	Amendment No. 3 to the Agreement and Plan of Merger, dated as of November 30, 2021, by and among Aurora Acquisition Corp., Aurora Merger Sub I, Inc. and Better Holdco, Inc.	8-K	2.1	December 2, 2021
2.5	Amendment No. 4 to the Agreement and Plan of Merger, dated as of August 26, 2022, by and among Aurora Acquisition Corp., Aurora Merger Sub I, Inc. and Better Holdco, Inc.	8-K	2.1	August 29, 2022
2.6	Amendment No. 5 to the Agreement and Plan of Merger, dated as of February 24, 2023, by and among Aurora Acquisition Corp., Aurora Merger Sub I, Inc. and Better Holdco, Inc.	8-K	2.1	March 2, 2023
2.7	Amendment No. 6 to the Agreement and Plan of Merger, dated as of June 23, 2023, by and among Aurora Acquisition Corp., Aurora Merger Sub I, Inc. and Better Holdco, Inc.	8-K	2.1	June 26, 2023
3.1	Amended and Restated Certificate of Incorporation of Better Home & Finance Holding Company
3.2	Bylaws of Better Home & Finance Holding Company
16.1	Letter from Marcum LLP to the Securities and Exchange Commission.
__________________
*Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2023

Better Home & Finance Holding Company

By:	/s/ Kevin Ryan
Name:	Kevin Ryan
Title:	Chief Financial Officer and President